                                                                 EXHIBIT 10.13.1
                                                CONFIDENTIAL TREATMENT REQUESTED
                                                        [*] REDACTED INFORMATION

                               AMENDMENT NO. 2 TO
                       OEM PURCHASE AND LICENSE AGREEMENT
                             BETWEEN MCDATA AND EMC

This Amendment No. 2 (the "Amendment") to the OEM Purchase and License Agreement (the "OEM Agreement") dated May 19, 2000 by and between McDATA Corporation ("McDATA"), 310 Interlocken Parkway, Broomfield, Colorado 80021-3464, and EMC Corporation, 171 South Street, Hopkinton, Massachusetts 01748 ("EMC"), is made this 21th day of June 2001 by and between McDATA and EMC and commences on the date accepted and executed by McDATA ("Effective Date"). WHEREAS, the parties wish to amend the OEM Agreement so as to 1) define the process for Forecasts, Purchase Orders and Delivery and 2) add new Products and pricing.

                                    AGREEMENT

NOW THEREFORE, in consideration of the above and the other respective promises of the parties set forth herein, the parties hereto agree as follows:

1. THE FOLLOWING DEFINITIONS ARE HEREBY ADDED TO SECTION 1, DEFINITIONS, OF THE AGREEMENT.

1.15 "DAYS" means calendar days unless otherwise noted.

1.16 "EMC UNIQUE PARTS" shall mean parts procured solely for incorporation into EMC Products and not used on other McDATA products and are non-cancelable/non-returnable with the original part manufacturer.

1.17 "EMC APPROVED LONG LEAD-TIME MATERIALS" means material listed in Exhibit A-4 which McDATA procures to support EMC's forecast and upside requirements according to Sections 7.1A, 7.3.1A and 7.3.2A.

1.18 "ORIGINAL PURCHASE ORDER" or "ORIGINAL PO" means the unamended purchase order issued by EMC Franklin by the [*] and the first unamended purchase orders issued by EMC's manufacturing operations in Cork and Apex in each Calendar quarter.

2. SECTION 7 OF THE OEM AGREEMENT REMAINS IN FULL FORCE AND EFFECT FOR THE ED-5000 (ALSO KNOWN AS THE ED-1032) PRODUCTS LISTED ON EXHIBIT A, FIGURE A-1. THE FOLLOWING SECTION 7.0A, FORECASTS, PURCHASE ORDERS TERMS AND CONDITIONS AND DELIVERY FOR PRODUCTS LISTED IN EXHIBIT A, FIGURES A-2 AND A-3 IS HEREBY ADDED TO THE AGREEMENT.

7.0A    FORECASTS, PURCHASE ORDERS, TERMS AND CONDITIONS AND DELIVERY

7.1A FORECASTS. EMC agrees to use [*] to provide McDATA with good faith monthly rolling forecasts for [*] of EMC's estimated Product(s) and Spare(s) purchase requirements. EMC's forecasts are for planning purposes only. EMC is under no obligation to purchase forecasted quantities and if EMC fails to purchase any forecasted quantities, EMC shall have no liability of any kind (except as detailed in this Amendment ) nor incur any penalties or retroactive price increases unless otherwise agreed to by EMC in writing. Accordingly, any commitments to buy are only valid upon EMC's issuance of purchase orders as defined in Section 7.2A below and as detailed in this Agreement. McDATA shall use [*] to establish a supply line that results in sufficient material being available at the beginning of each month to support EMC's monthly forecast and McDATA shall use the efforts set forth in Section 7.3.2A to support the upside supply requirements detailed in Section 7.3.2A of this Agreement. McDATA shall respond in writing within [*] of receipt of EMC's forecast if it cannot support the requested quantities.

7.2A PURCHASE ORDERS. EMC shall submit a binding, written purchase order for all Product(s) and Spare(s) ordered from McDATA. EMC may transmit purchase orders by facsimile. Purchase orders shall specify EMC's part numbers, Product(s) and/or Spare(s) model numbers, quantity ordered, shipping destination, carrier, and delivery dates, which dates shall be no more than [*] from the date of the purchase order. McDATA shall acknowledge in writing to EMC its receipt of such purchase order within [*] and acceptance or rejection of such purchase order within [*] of McDATA's receipt of each purchase order. For EMC purchase orders for quantities of Product(s) within EMC's forecasts, McDATA shall accept such purchase orders at lead-time, provided such purchase orders comply with the terms of this Agreement. If within [*] from McDATA's receipt of a purchase order EMC does not receive written notice from McDATA rejecting the purchase order and specifying the reasons for such rejection, the purchase order shall be deemed accepted by McDATA. In the event of a conflict between the provisions of this Agreement and the terms and conditions of EMC's purchase order or McDATA's order acknowledgment, the provisions of this Agreement shall prevail. Any additional terms contained in EMC's purchase orders or McDATA's order acknowledgements shall not be binding unless accepted by the other party in writing.

7.2.1A MAKE AVAILABLE PROCESS (EMC DROP SHOP PURCHASE ORDERS). EMC shall issue blanket purchase orders with scheduled [*] deliveries through lead-time. McDATA will manufacture Products to a semi-finished goods state if actual Final Configuration Releases are less than the purchase order quantity for the [*]. "FINAL CONFIGURATION RELEASE" means the EMC document that specifies the final configuration of Products that McDATA shall ship in fulfillment of purchase orders. The cancellation and reschedule terms detailed in 7.3.3A and 7.3.4A shall apply to purchase order delivery dates. If Final Configuration Releases are less than the purchase order quantities, then McDATA will hold such semi-finished goods inventory until [*]. Prior to the end of each EMC fiscal quarter, EMC shall provide Final Configuration Releases for all Products in McDATA's inventory that were produced per EMC's purchase orders if EMC has not already issued Final Configuration Releases and EMC has not cancelled or rescheduled Products under the terms detailed below.

The lead-time for Final Configuration Releases on all purchase orders covered under this paragraph 7.2.1A will be [*] from the date EMC's Final Configuration Release is issued. In some cases, EMC may request delivery sooner than the [*] stated herein. In such cases, McDATA will make [*] to support these inside lead-time requests.

7.2.2A CHANGE ORDERS TO SHIP ADDRESS. Except as provided above in Section 7.2.1A, EMC reserves the right to submit purchase change orders specifying changes to the ship to address stated on such purchase order. McDATA agrees to receive EMC's purchase change orders specifying changes in ship to address for any Product at any time prior to [*] from scheduled date of shipment, and provided all export documentation which is required to be supplied by EMC is available on a timely basis, McDATA agrees to accommodate such change order. In the event McDATA cannot satisfy any such change order to the ship to address without impacting scheduled delivery, it will apprise EMC of the possibility of delay and of the revised ship date within [*] of its receipt of such purchase change order such that EMC can manage the situation with its customer.

7.2.3A LATE SHIPMENT. In the event EMC has submitted a purchase order for Products or Spares in accordance with the terms hereof, and McDATA fails to ship or ships late such Products or Spares, or partial shipments thereof, EMC may cancel or reschedule such purchase order, or portion thereof, [*].

7.3A LEAD-TIME, UPSIDE SUPPORT SUPPLY, RESCHEDULING AND CANCELLATION.

7.3.1A LEAD-TIME. Lead-time for all Purchase Orders covered under this Agreement will be [*]. In some cases, EMC may request delivery sooner than the [*] lead-time stated herein. In such cases, McDATA will make [*] effort to support these inside lead-time requests and will notify EMC in writing of any pass through expediting costs relating thereto. McDATA shall not proceed with such inside lead time request until the parties mutually agree in writing that EMC will pay for such pass through expediting costs.

7.3.2A UPSIDE SUPPORT SUPPLY. McDATA agrees to manage its supply chain to meet the upside quantity commitment(s) stated below. McDATA will confirm commitment to support upside requirements for EMC within [*] of receipt of EMC's written request for such upside quantities as provided to McDATA by a supporting purchase order or purchase change order stating supplemental upside quantities, delivery dates and reference to the Original Purchase Order.




Number of days prior to
Original PO Delivery Date           McDATA upside quantity commitment
-------------------------           ---------------------------------
 [*] days                           [*]

 [*] days          [*]




 [*] days          [*]


Beyond PO Delivery Date             McDATA agrees to use [*] to support an
                                    [*] upside quantity over current forecasted
                                    quantities; EMC and McDATA will mutually
                                    agree in writing to upside supply
                                    commitments at the time of EMC's request



7.3.3A RESCHEDULING. EMC shall have the right and ability to reschedule a purchase order an [*] within a quarter as long as the total quantity of each Product stated on the purchase order does not change within the quarter. Reschedules that reduce the quantity of each Product on the purchase order within the current quarter are restricted to the terms documented below.


Request made X days
Before  PO Delivery Date            Reschedule Quantity Allowed*
------------------------            ----------------------------

 [*]days                            [*]

 [*] days                           [*]

* If any reschedule results in reductions to the PO quantities for the current quarter, then [*] no later than [*] after the end of the current quarter.
Quantities which are rescheduled may not be subsequently cancelled.



7.3.4A CANCELLATION. EMC shall have the right to cancel delivery of any purchase order, that has not been rescheduled out of the previous quarter, by payment of the cancellation liability set forth below, without McDATA's consent, provided McDATA receives EMC's written notice prior to shipment. If no such notice is given and received, EMC is liable for the purchase orders.



X days prior to
PO delivery date                    EMC'S liability
----------------                    ---------------

 [*] days                           [*]

 [*] days                           [*]

 [*] days                           [*]

 [*] days                           [*] *


*[*]


FOOTNOTE: All material referenced in the cancellation section beyond [*] days is at McDATA's [*] as stated on McDATA's books as of the date of cancellation.

7.4A QUARTERLY MATERIAL STATUS REPORT. Prior to the end of the [*], McDATA shall provide EMC with an update to Exhibit A-4, Material Status Report.

7.5A PURCHASE ORDER NUMBERS. Purchase order numbers shall be referenced on all correspondence, invoicing, and packing slips relating to each order.

7.6A   SPARES.

7.6.1A SPARE PARTS ORDERS. EMC has full responsibility for stocking Spares at levels sufficient to satisfy its Reseller and End User Customer requirements. Prices for Spares shall be those set forth on Figure A-5 of Exhibit A. As outlined in McDATA's Spares, Repair and Upgrade Catalog attached hereto as Figure A-5 of Exhibit A, Spares to support Products currently in production may be ordered from 8:00 to 5:00 MT in two ways: "NORMAL SPARES" and "EMERGENCY SPARES". Subject to EMC providing McDATA a forecast for Spares, orders for Normal Spares shall be placed by EMC [*]. In the event EMC submits purchase orders for Normal Spares which are outside the then-current forecast, McDATA agrees to accommodate such changes and ship such Spares [*]. In the event EMC requires a shorter lead-time than [*], McDATA will use [*] to first satisfy such requirement [*]. If McDATA is unable to satisfy the shorter lead-time requirement for such Spares order from [*], McDATA shall satisfy such Spares order with Emergency Spares at prices stated in Figure A-5 of Exhibit A. McDATA shall use [*] to ship order for Emergency Spares within [*] after receipt of order. Spares to support discontinued Products shall be handled in accordance with the provisions of the applicable Product discontinuance notice.

7.6.2A OTHER VENDORS. Nothing contained herein shall prohibit EMC from purchasing Spares or replacement parts from any other vendor, provided, however, that McDATA shall have no warranty responsibility with respect to such Spares purchased from other vendor. This Agreement does not grant EMC a license to purchase Spares that infringe any of McDATA's patent or other intellectual property rights. Except as to Product failures caused by defective Spares acquired from sources other than McDATA, the purchase and use by EMC of such Spares or expendables (fuses and diskettes) acquired from sources other than McDATA shall not affect McDATA's warranty responsibility for the affected Products.




7.7A   SHIPMENT/DELIVERY AND EXPORT/IMPORT.

7.7.1A After appropriate export and import licenses are secured by McDATA, each item of Product sold hereunder will be shipped [*]. EMC may specify the type of conveyance and/or carrier for shipment. EMC shall also specify in writing, the location to which the Products are to be shipped.

7.7.2A As used in this Agreement, shipment and delivery are synonymous. For purposes of this Agreement, shipment and delivery occur upon delivery of Products by McDATA at McDATA's factory to the common carrier specified by EMC.

7.7.3A McDATA will provide the following information about its Product in writing within [*] of receiving a written request from EMC: i) country of origin; ii) NAFTA preference criteria (if applicable); iii) harmonized scheduled tariff classification number, and iv) export commerce control number ("ECCN"). Upon EMC's request, McDATA, at its expense, will prepare all international shipping documentation, including commercial invoice, NAFTA certificate, Shipper's Letter of Instruction, Shipper's Export Declaration and any other necessary documentation, for any international shipments of Product to be made by or on behalf of EMC, provided the Product can be shipped to the requested destination under a General License, validated license or other license under the U.S. Export Administration Regulations. If a validated or other specific prior license is required under the U.S. Export Administration Regulations, EMC shall, on McDATA's request, provide sufficient information concerning the destination and intended use for McDATA to obtain the export licenses and other export documentation required. McDATA shall not be required to ship any Product to any embargoed countries under the export control regulations of the United States. In addition, McDATA will identify in Exhibit H any countries to which Product may not be exported under any form of license under the U.S. Export Administration Regulations, and shall update such Exhibit on EMC's request. EMC shall not export or reexport any Product to any such country or countries.

7.7.4A Time and rate of delivery are of the essence of this Agreement. The delivery dates shall be those specified in each purchase order issued under this Agreement. Deliveries will be considered on time if they are shipped FOB McDATA's Dock no more than [*] earlier or [*] days later than the delivery date specified in the EMC purchase order. If EMC agrees to take partial delivery of any order, each such partial delivery shall be deemed a separate sale

7.7.5A If McDATA anticipates or becomes aware that it will not supply the Product on the delivery date acknowledged by McDATA, for any reason to include but not be limited to material shortage, process changes, capacity limitations or causes due to common carriers, McDATA shall notify EMC immediately after McDATA has knowledge of the situation. The notification may be communicated by facsimile, telephone, electronic mail or any other method agreed to by the parties, provided that McDATA shall use [*] to obtain EMC's actual acknowledgment of the notice of anticipated delay. McDATA and EMC will jointly develop alternatives to resolve any late delivery of the Product, including use of premium routing. McDATA will develop recovery plans with new committed shipment dates and communicate such plans to EMC [*] of missed shipments and provide written supply line delivery status and updates until resolved. If McDATA is unable to deliver the Product on the acknowledged delivery date, through no fault of EMC, EMC may require McDATA to pay the difference between premium routing rates and standard routing rates. In the event McDATA has an allocation situation, McDATA and EMC will agree on an allocation formula [*].

3. SECTION 8 OF THE AGREEMENT IS HEREBY AMENDED AND REPLACED BY THE FOLLOWING:

8. PRODUCTS. McDATA agrees to sell to EMC the Products listed in Figures A-1, A-2 and A-3 of Exhibit A of this Agreement, as it may be amended from time-to-time, at the prices specified in Figures A-1, A-2 and A-3 of Exhibit A, and under the terms specified in this Agreement, as amended from time-to-time. THESE PRICES ARE THE MAXIMUM PRICES AND WILL NOT

INCREASE DURING THE TERM OF THIS AGREEMENT WITH THE EXCEPTION OF ANY AGREED TO INCREASES PURSUANT TO SECTION 8.7.



4.  SECTION 8.5 OF THE AGREEMENT IS HEREBY AMENDED AND REPLACED BY THE
FOLLOWING:

8.5 PRODUCT DISCONTINUANCE. McDATA reserves the right to discontinue Products by notifying EMC in writing [*] prior to the discontinuance date, subject to a mutually agreed upon end of life plan. Prior to such discontinuance date, EMC may place with McDATA a final, non-cancellable, binding purchase order for such discontinued Product. Such final, non-cancellable, binding purchase order may specify that the requested Products be shipped to EMC or EMC's Customers [*].

5. SECTION 1.1 OF EXHIBIT A OF THE AGREEMENT IS HEREBY AMENDED AND REPLACED BY THE FOLLOWING:

1.1 EMC shall purchase Products from McDATA at the prices listed in the attached Figure A-1 (ED1032), A-2 (ED64), and A-3 (Shasta DS16/32).

6. EXHIBIT A, FIGURE A-1, ED5000 (ALSO KNOWN AS ED-1032) PRICING, AND FIGURE A-2, FUJI PRICING ARE HEREBY AMENDED AND REPLACED WITH THE ATTACHED EXHIBIT A, FIGURE A-1 AND EXHIBIT A, FIGURE A-2 (DELETES EC-1100 CABINET AND ADDS EC-1200 CABINET).

7.  THE AGREEMENT IS HEREBY AMENDED BY ADDING THE ATTACHED EXHIBIT A,
FIGURE A-3, SHASTA 16 AND SHASTA 32 PRICING. SUCH PRICING SHALL BE EFFECTIVE COMMENCING [*].

8. THE AGREEMENT IS HEREBY AMENDED BY ADDING THE ATTACHED EXHIBIT A, FIGURE A-4, EMC UNIQUE PARTS AND LONG LEAD-TIME ITEMS.

9. THE AGREEMENT IS HEREBY AMENDED BY ADDING THE ATTACHED EXHIBIT A, FIGURE A-5, SPARES PRICING.

Except as provided in this Amendment No.2, all other provisions of the Agreement are still in full force and effect. This Amendment No.2 to the OEM Purchase and License Agreement shall not be effective until executed by EMC and accepted by an authorized representative of McDATA.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to OEM Purchase and License Agreement by their duly authorized representatives.

EXECUTED AND AGREED TO:                         EXECUTED AND AGREED TO:


McDATA Corporation (McDATA)                     EMC Corporation (EMC)

By:  /s/ John F. McDonnell                      By: /s/ William Monagle
   ------------------------                        -----------------------

Effective Date: June 21, 2001                   Effective Date: June 21, 2001

                                   FIGURE A-1
                                     PRICING
                                    (Q2 2001)


--------------- ----------------------- --------------- ------------- ------------- ------------------- ------------------
MODEL           DESCRIPTION             EMC P/N         Q3'00         Q4'00         Q2'01               ANNUAL SOFTWARE
                                                                                                        MAINTENANCE FEE
--------------- ----------------------- --------------- ------------- ------------- ------------------- ------------------
EC-1100         ESN Fibre Channel       [*]             [*]           [*]           [*]
                Subsystem
--------------- ----------------------- --------------- ------------- ------------- ------------------- ------------------
                EFC Management and
                Service
                Software and            [*]             [*]           [*]           [*]                 [*]
                All Associated
                Technical
                Documentation
--------------- ----------------------- --------------- ------------- ------------- ------------------- ------------------
                ECC-01100 Service
                Processor Kit
                consisting of:
                Notebook PC             [*]             [*]           [*]           [*]
                NT O/S
                Zip Drive
                Modem
                Cables
--------------- ----------------------- --------------- ------------- ------------- ------------------- ------------------
ED-5000         ESN Fibre Channel       [*]                           [*]           [*]
                Director with High
                Availability Package                    [*]
                and Second Power
                Supply
--------------- ----------------------- --------------- ------------- ------------- ------------------- ------------------
                ED-5000 4 Shortwave     [*]             [*]           [*]           [*]
                Optical Port Upgrade
                Card
                License Sheet
                ED5000 4 port
                Combo card
--------------- ----------------------- --------------- ------------- ------------- ------------------- ------------------


------------------
Notes:
Note 1. This price/license fee includes the Product Manager Software.

                                   FIGURE A-2

FUJI PRICING 2Q2001


-------------------------------------------------- --------------- ----------------- --- --------------------------

                                                   2Q2001                                ANNUAL SOFTWARE MAINTENANCE
Model/Description                                  Price                                 FEE


-------------------------------------------------- --------------- ----------------- --- --------------------------
EC-1200 Cabinet                                    [*]                                   [*]
-------------------------------------------------- --------------- ----------------- --- --------------------------
Service Processor Kit                              [*]                                   [*]
-------------------------------------------------- --------------- ----------------- --- --------------------------
EFC  Management  and  Service  Software  and  All  [*]                                   [*]
Associated Technical Documentation
-------------------------------------------------- --------------- ----------------- --- --------------------------
                                                   [*]                                   [*]

Product Manager Software License
-------------------------------------------------- --------------- ----------------- --- --------------------------
*1 Gigabit capable Fuji HA Chassis with No Port    [*]                                   [*]
Cards. Includes 2CTP, 2 SBARs, 2 Power
Supplies, Redundant Fans
-------------------------------------------------- --------------- ----------------- --- --------------------------
*Fuji 4 Port, Short Wave Port Card                 [*]                                   [*]
(1 Gigabit capable)
-------------------------------------------------- --------------- ----------------- --- --------------------------

-------------------------------------------------- --------------- ----------------- --- --------------------------
*Fuji 4 Port, Short Wave Port Card                 [*]                                   [*]
Shipped Standalone
(1 Gigabit capable)
-------------------------------------------------- --------------- ----------------- --- --------------------------
-------------------------------------------------- --------------- ----------------- --- --------------------------


------------------
[*]

                                   FIGURE A-3

                          SHASTA PRICING 1Q200 and 2Q2001


--------------------------------------------------- ------------------ ---------------- ------------------------------
                                                             1Q2001                     ANNUAL SOFTWARE
                Model/Description                            and                               MaintenanceFee*
                                                             2Q2001
                                                    PRICE
--------------------------------------------------- ------------------ ---------------- ------------------------------
Shasta 16, [*] SW Optics - DS-16M                   [*]                                 [*]
--------------------------------------------------- ------------------ ---------------- ------------------------------
Product Manager 16 (EMC P/N 11831957)               [*]                                 [*]
--------------------------------------------------- ------------------ ---------------- ------------------------------

--------------------------------------------------- ------------------ ---------------- ------------------------------
Shasta 32, [*] SW Optics - DS-32M                   [*]                                 [*]
--------------------------------------------------- ------------------ ---------------- ------------------------------
Product Manager 32 (EMC P/N 11831958)               [*]                                 [*]
--------------------------------------------------- ------------------ ---------------- ------------------------------

--------------------------------------------------- ------------------ ---------------- ------------------------------


------------------
[*]


 .EXHIBIT A
       Figure A-4
       McDATA will procure materials to support EMC's forecase and upside requirements according to the lead time associated with each part plus an additional [*] to account for manufacturing time. EMC is responsible for the liabilities associated with such [*] as defined in the Agreement. [*]

       Long lead time materials are defined as those materials whose lead times exceed [*]. The following table defines such EMC Approved Long Lead Time Materials as defined in the Agreement. McDATA will provide [*] with an update [*] prior to the end of the [*] of all such EMC Approved Long Lead Time Materials.

                                   EXHIBIT A
                                   FIGURE A-5

                                      [*]







                                                                       MCDATA(R)
                                                             SPARES, REPAIR, AND
                                                                 UPGRADE CATALOG

                                                                  EMC CONNECTRIX
                                                        ESN FIBRE CHANNEL SYSTEM

(C) 2000 McDATA Corporation. All rights reserved. McDATA and the McDATA logo, are registered trademarks, of McDATA Corporation. All other product names and identifications are trademarks of their respective manufacturers, who are not affiliated with McDATA Corporation.

                                                               TABLE OF CONTENTS



GUIDELINES AND ORDERING INFORMATION

         SECTION 1                           INTRODUCTION

         SECTION 2                           HOW TO USE THE CATALOG

         SECTION 3                           ORDERING SPARES

         SECTION 4                           RETURN MATERIAL AUTHORIZATION

         SECTION 5                           REPAIR AND UPGRADE POLICIES



SPARES PRICE LISTS

         SECTION 6                           PRICES BY PRODUCT FAMILY



Connectrix Spares, Repair, and Upgrade Catalog         8/28/00

                                                                    INTRODUCTION

PURPOSE OF THE SPARES,
REPAIR, AND UPGRADE CATALOG
                           This catalog is designed to simplify the process of ordering spares for your McDATA products. All spares data has been organized and cross-referenced so that information is easy to find. We hope that this format will provide you with the service you require.

INFORMATION IN THE CATALOG
                           The Spares, Repair, and Upgrade Catalog contains two types of information. The first section explains how this catalog should be used, and gives details of ordering procedures, return material authorization, and repair and upgrade policies. The second section consists of the spares price lists. Prices in this catalog are subject to change.

SPARES PLANNING
                           McDATA expects customers who maintain their own equipment to maintain spares inventories at an appropriate level to support the requirements of their specific field population. The primary responsibility for planning and ordering for this level of inventory rests with the buyer. Spare parts are therefore priced according to the delivery lead time allowed, i.e., the longer the lead time, the lower the price.



Connectrix Spares, Repair, and Upgrade Catalog         8/28/00
      1.0

                                                          HOW TO USE THE CATALOG

INFORMATION IN THE
SPARES LIST

                           The list contains comprehensive information for each spare listed under the following column headings:

                           o McDATA P/N                o REPAIR ABILITY (R/N/E)
                           o EMC P/N                   o REPAIR PRICE
                           o DESCRIPTION               o STATUS
                           o EMC SPARES PRICE          o EQUIVALENT REPLACEMENT
                           o EMERGENCY SPARES PRICE



EXAMPLE OF FORMAT

                  The diagram below shows the format of the Spares List. An explanation of the content of each column follows the diagram.





                                                     EMC     EMERG     R
                                                    SPARE    SPARE     N    REPAIR               EQUIVALENT
MCDATA P/N         EMC P/N         DESCRIPTION      PRICE    PRICE     E    PRICE    STATUS      REPLACEMENT
------------------------------------------------------------------------------------------------------------
nnn-nnnnnn-nnn     nnn-nnn-nnn     spare part       $$       $$$       1    $$       2           nnn-nnnnnn-nnn








Connectrix Spares, Repair, and Upgrade Catalog         8/28/00
      2.0

                                                          HOW TO USE THE CATALOG


McDATA P/N

                           The McDATA P/N Column contains the McDATA part number.

                           In some cases, the last three digits of the part number contain alpha codes that indicate special ordering requirements:

                           o CCC - specify color       o LL - specify PROM level
                           number                      o RRR - specify release
                           o FFF - specify length in   level
                           feet

EMC P/N                    This column contains the EMC part number.

DESCRIPTION                This column provides a written description of the
                           part.

SPARES PRICES              Spares prices are listed as "Normal" and "Emergency".
                           In cases where actual prices are not shown, please contact the McDATA Account Manager for a quotation of availability and price.

EMC SPARES PRICE           The EMC Spares Price column provides the price of the
                           part when it is ordered with a lead time of [*] days.
                           This price includes the EMC OEM discount.

EMERGENCY SPARES PRICE     The Emergency Spares Price column lists the price of
                           the part when ordered with [*] days lead time.
                           Counter to Counter (next available flight out) type of Emergency shipments will have a [*] handling fee applied to them.

QUOTATION                  Please contact the McDATA Account Manager for a
                           quotation of availability and price. Lead times cannot be guaranteed.





Connectrix Spares, Repair, and Upgrade Catalog         8/28/00
      2.1

                                                          HOW TO USE THE CATALOG


FEATURE Feature indicates that the FRU is available as an optional feature. Please contact the McDATA Account Manager for a quotation of availability and price.



























Connectrix Spares, Repair, and Upgrade Catalog         8/28/00
      2.1

                                                          HOW TO USE THE CATALOG

REPAIRABILITY (R/N/E)
                           This column lists a code that defines the repairable status of the part, and provides warranty return information. The codes are defined as follows:

                           1        Repairable FRU: return for warranty repair,
                                    at no charge; or repair out of warranty at
                                    the charge indicated in the Repair Price
                                    column on the price list.
                           2        Non-repairable FRU: return only for warranty
                                    replacement.
                           3        Expendable FRU: do not return for warranty
                                    repair or replacement.
                           4        Available only with McDATA Refurbishment.

REPAIR PRICE
                           This column contains the repair price for any part categorized as "Repairable" (see explanation above). This price includes the incorporation of appropriate mandatory design changes, if applicable.



STATUS
                           The codes in this column indicate whether or not the
                           part is the latest version (by part number). The codes are defined as follows:

                           1        This part is the latest P/N available.
                           2        There is a newer P/N available. Refer to the
                                    Equivalent Replacement column.
                           3        Part of higher assembly. Refer to the
                                    Equivalent Replacement column.

EQUIVALENT REPLACEMENT
                           This column contains the P/N of the part(s) which may be used in place of the part listed in the Part Number Column.



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                                                          HOW TO USE THE CATALOG


                           NOTE: This specifies one-way equivalency only, and does not indicate that the part listed in the Equivalent Replacement column can be replaced by the part in the Part Number column.

















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

                                                                 ORDERING SPARES


ORDERING SPARES
                           To place an order for spare parts, or to request advance replacement of a spare, contact McDATA Order Administration or your Account Manager.

SPARES PRICING
The two categories of spares pricing are based on the delivery lead time required:

NORMAL        [*] days or more lead time. This is the lowest price category.
                       EMERGENCY     [*] days lead time.

WARRANTY AND
RETURN MATERIAL AUTHORIZATION
                           All spares purchased are covered by a [*] warranty from the date of shipment. McDATA agrees to accept material returns for a period of up to [*] days after the [*] year warranty period provided that McDATA is notified in writing of the failure date of the returned material. Notification of the failure date is not required if the material is returned during the warranty period. Please refer to your current contract for any exceptions. Spares under warranty may be returned to McDATA for repair, replacement or credit by obtaining a Return Material Authorization
                           (RMA) number from the McDATA Customer Support department. Expendable items may not be returned.

ADVANCE REPLACEMENT
OF SPARES POLICY
                           Should you so request, and given the availability of the requested part, McDATA will ship a spare part in advance of receipt of the failed part with the same part number. You will be issued an RMA number for the return of the failed part. Contact Order Administration to order the needed material.

                           Upon shipment, McDATA will generate an invoice at the "Emergency Spares" price in the current Spares, Repair and Upgrade Catalog.

                           When McDATA receives the failed part which is both functionally and economically repairable within [*] days of




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                                                                 ORDERING SPARES


                           shipment, McDATA will issue a credit. This credit amount will net the charges at the applicable repair price ([*] for warranty), plus [*]. (Next flight out charge is not refundable) If the part is not returned within [*] days, the full Emergency Spares Price will be charged.

























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                                                   RETURN MATERIAL AUTHORIZATION

RETURN MATERIAL AUTHORIZATION
(RMA)
                           Adherence to a step-by-step procedure for returning all units and spares to McDATA for repair, upgrade, or warranty replacement will help speed up processing and return of your material.

RMA PROCEDURE:
STEP ONE
                           Assemble the following information in order to obtain an RMA number from McDATA for out of warranty parts, prior to returning the material:

                                    o        A purchase order number to cover
                                             the applicable charges. A hard copy
                                             of the purchase order should be
                                             sent to the McDATA Order
                                             Administration department.
                                    o        Part numbers and serial numbers of
                                             the materials being returned,
                                             including units and unit serial
                                             numbers.

                           For Parts:
                           Part numbers are found on the FRUs being returned. McDATA has a 14-character part number (in the format XXX-XXXXXX-XXX), which is found printed or stamped on the part.

                           For Units:
                           The unit serial number can be found on the unit
identification label.

                           To assist you in shipping material back through customs in a timely manner, please let us know if there is any specific wording that would help you.


                                    INCLUDE THE FOLLOWING:

                                    o        Reason for return (for example:
                                             repair, upgrade)
                                    o        Problem description
                                    o        Return name and address




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

                                                   RETURN MATERIAL AUTHORIZATION

RMA PROCEDURE:
STEP TWO
                           Contact the McDATA Customer Support department at
                           (303) 460-4297 and request an RMA number prior to returning the material.

                           NOTE: An RMA number will be issued after warranty
                                 status is determined for all serial numbers.

RMA PROCEDURE:
STEP THREE
                           Follow these instructions when returning material:

                                    o        Verify that you have an RMA number

                                    o        Write the RMA number in LARGE
                                             LETTERING on the outside of the
                                             shipping carton, on the packing
                                             slip and on the hard copy of the
                                             P.O. (for example: RMA-12345)

                                    o        Properly package the material for
                                             shipping to avoid damage that could
                                             be caused by handling during
                                             shipment or by static electricity.

                                    o        Send your package to:
                                                           McDATA Corporation
                                                           1722 Boxelder St
                                                           Louisville, CO  80027
                                                           Attn. RMA Receiving


FREIGHT
                           The materials shall be forwarded to McDATA freight prepaid, and McDATA will pay the freight back to the sender.

CUSTOMS DUTY
                           All incoming customs, duties, taxes, or charges of any kind will be paid by McDATA, all outgoing charges are the responsibility of the customer.





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

                                                   RETURN MATERIAL AUTHORIZATION

RMA TURNAROUND TIMES
                           The estimated RMA turnaround times to process returned material are shown on the time table listed below. These schedules represent the time from the receipt of the returned material at McDATA to the shipment date from McDATA.

                                    o        UNITS       30 days
                                    o        PARTS       21 days (standard)
                                                         5 days (expedite -
                                                         additional fee applies)

FACTORS THAT AFFECT
RMA TURNAROUND TIMES
                           The above turnaround times may be affected when approval from the customer is required in cases of receiving discrepancies or when an estimate is involved. In either of these situations, the turnaround is calculated from the time approval to proceed is received from the customer.

                           A delay may also occur when large quantities of materials are forwarded simultaneously. To prevent such a delay, McDATA recommends that materials be returned in quantities of ten or less items at one time when possible, and that problem descriptions are attached to each part that is returned.

DISCREPANCIES
                           Any discrepancies between the materials received and the materials listed on the RMA, or discrepancies related to the condition of the materials received will affect McDATA's ability to turn the material around in a timely manner. Examples of discrepancies are:

                                    o        Differences in part numbers or
                                             serial numbers
                                    o        Improperly packaged materials,
                                             resulting in damaged parts
                                    o        Unauthorized modifications to the
                                             parts
                                    o        Incomplete FRUs (for example:
                                             cables missing from power supplies)





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


                                                     REPAIR AND UPGRADE POLICIES



QUOTATIONS/ESTIMATES
                           If McDATA does not hear back from you within 30 days after a Quotation has been provided, McDATA will return the equipment back to you unrepaired and all applicable Quotation and freight charges will be invoiced.

ADDITIONAL FEES/CHARGES
                           Additional fees associated with repair and upgrade of units or parts are shown in the chart below.


          TYPE OF FEE                    FEE                            ADDITIONAL INFORMATION
          -----------                    ---                            ----------------------
          Repair/upgrade                 [*]                            This fee is applied to subsequent repair
          estimate                                                      and/or estimate upgrade charges if you
                                                                        approve the McDATA estimate.

          Unit repair                    [*]                            This fee applies in addition to the
          basic charge                                                  applicable repair prices of each FRU
                                                                        repaired.  Non-repairable FRUs replaced
                                                                        will be charged at the Normal Spare Price.

          Unit upgrade                   [*]                            This fee applies in addition to the
          basic charge                                                  applicable repair or upgrade prices of
                                                                        each FRU repaired or upgraded.
                                                                        Non-repairable FRUs replaced will be
                                                                        charged at the Normal Spare Price.

          Services not                   Quotation basis                Estimate charges apply.
          defined

          Expedite/advance               The greater of [*] of the
          replacement fee                "Expedite Spares" price or [*]





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                                                     REPAIR AND UPGRADE POLICIES


          Expedited                      [*]                            This fee applies in addition to the
          repair/upgrade fee                                            regular repair/upgrade price per item.
                                                                        This fee applies to all channels
                                                                        of distribution.

          Damage due to                  Quotation basis                Estimate charges apply.
          abuse or unauthorized
          modifications

          Next Flight Out                [*]                            This fee applies in addition to the
                                                                        regular Emergency price.








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


WARRANTY OF REPAIRED AND
UPGRADED ITEMS
                           McDATA provides a warranty on labor and parts used in the repair and/or upgrade of a non warranty unit or spare part (FRU) for 90 days from the date of shipment from McDATA. Parts under warranty carry the 90 day repair warranty or the rest of the normal 3 year warranty - whichever is longer.

REPAIR OR REPLACEMENT OPTION
                           McDATA retains the option to effect the repair of any FRU by either actual repair or by the replacement of the defective FRU with a functionally comparable part at no additional charge. Defective parts under warranty may be returned for credit.

EMC CONNECTRIX ESN FIBRE CHANNEL SYSTEM PRICE SCHEDULE
      CABINET


                                                                        EMC      EMERG      R
                                                                       SPARE     SPARE      N      REPAIR              EQUIVALENT
MCDATA P/N           EMC P/N       DESCRIPTION                         PRICE     PRICE      E      PRICE     STATUS   REPLACEMENT
==========           =======       ===========                         =====     =====      =      =====     ======   ===========
001-001330-000                     TOP PANEL EC-1000                    [*]       [*]       [*]     [*]        [*]        [*]
001-001331-000                     DOOR CHECK EC-1000
001-001410-000                     SIDE PANEL EC-1100
001-001411-000                     FRONT DOOR EC-1100
001-001413-000                     REAR DOOR EC-1100

001-001415-000       100-605-004   POWER DISTRIBUTION ASSY EC-1100
002-002137-100                     ED-1032 CHASSIS ASSY
002-002147-000       100-601-008   POWER STRIP, ASSY EC-1000
002-002150-000                     POWER SWITCH, ASSY EC-1000
002-002151-002       042-001-678   FRONT DOOR EC-1000

002-002152-000                     (I)REAR DOOR EC-1000
002-002152-001       042-001-681   REAR DOOR EC-1000
002-002162-000                     (I)AC POWER INPUT ASSEMBLY EC-1000
002-002164-001       042-001-680   SIDE PANEL EC-1000
002-002179-000       100-601-009   AC POWER INPUT ASSEMBLY EC-1000

002-002219-000                     CABINET ASSY EC-1100
150-000174-000                     ETHERNET PIGTAIL CABLE
210-000763-004       953-000-195   (I)ENTERPRISE CONNECTIVITY CABINET SW
                                   EC-1000, EC-1100
210-000763-008       100-600-009   ENTERPRISE CONNECTIVITY CABINET SW
210-000773-000                     (I)EFC MANAGER LAPTOP KIT

210-000790-100       100-600-013   (I)EFC MANAGER LAPTOP KIT, PC, ZIP,
                                   ACCESSORIES
210-000790-202                     EFC MANAGER LAPTOP KIT, PC, ZIP,
                                   ACCESSORIES
210-000798-000       090-000-078   (I)EFC MANAGER LAPTOP KIT, PC ONLY
210-000802-002                     EFC MANAGER LAPTOP KIT, PC ONLY
210-000804-000                     SHIP KIT

230-000514-000                     CONNECTRIX CABINET PACKAGING
                                   EC-1000
230-000519-000                     CONNECTRIX ED-1032 PACKAGING
230-000530-000       349-000-099   CONNECTRIX CABINET PACKAGING
                                   EC-1100
300-600-001          300-600-001   USER'S GUIDE, CONNECTIVITY CABINET
300-600-002          300-600-002   PLANNING GUIDE, CONNECTIVITY
                                   CABINET

300-600-004          300-600-004   USER'S GUIDE, FIBRE CHANNEL
                                   DIRECTOR
300-600-008          300-600-008   TOPOLOGY GUIDE, STORAGE NETWORK
                                   SYSTEM
801-000034-010       038-001-609   CABLE MODEM 10'
801-000035-010       038-001-608   CABLE ETHERNET 10'
801-000035-020       038-001-607   CABLE ETHERNET 20'
801-000037-000       038-001-803   CABLE ZIP DRIVE PARALLEL PORT
801-000038-000       038-001-801   CABLE ETHERNET
803-000033-002       038-001-606   CABLE, FIBRE 50/125 2M
803-000048-002                     CABLE, FIBRE 9/125 2M
806-000009-025       038-001-794   POWER CORD,INTERNAL JUMPER,2.5M
                                   IEC
806-000045-000       038-001-655   POWER CORD, INTERNAL PC ADAPTER
806-000046-000       038-001-627   POWER CORD,INTERNAL JUMPER,1M IEC
806-000048-014       038-001-645   POWER CORD,USA,240V,WATERTIGHT,14'
806-000049-014       038-001-644   POWER CORD,INTERNATIONAL
                                   PIGTAIL,14'
809-000005-000       038-001-802   POWER STRIP, ASSY EC-1100


CABINET              CONT.

                                                                          EMC  EMERG        R
                                                                        SPARE  SPARE        N        REPAIR             EQUIVALENT
MCDATA P/N           EMC P/N       DESCRIPTION                          PRICE  PRICE        E         PRICE   STATUS   REPLACEMENT
==========           =======       ===========                          =====  =====        =        ======   ======   ===========
815-000002-000       072-000-137   ZIP DRIVE EC-1000, EC-1100           [*]    [*]         [*]       [*]        [*]        [*]
815-000002-001                     ZIP DISK
815-000002-003       071-000-137   POWER SUPPLY, ZIP DRIVE
815-000005-001       100-602-032   MODEM, USA
815-000005-005                     MODEM, CANADA

815-000008-000       037-000-535   AC ADAPTER
815-000009-000       037-000-534   ETHERNET CABLE
815-000014-000                     ZIP DRIVE 250MB
815-000014-001                     ZIP DISK 250MB
816-000053-024       100-601-010   HUB ETHERNET

816-000075-000       100-612-001   MEMORY UPGRADE P88T
816-000087-034                     HUB ETHERNET W/O MANUALS
907-000011-000                     SWIVEL CASTER EC-1000
907-000012-000                     RIGID CASTER EC-1000
907-000013-000                     LEVELING PAD/GLIDE EC-1000

923-000002-000       042-001-679   HEX KEY, DOOR EC-1000
945-000002-000                     5 BUNDLE CABLE TIE
945-000003-001                     VERTICAL VELCRO STRAP
945-000003-002       037-000-529   HORIZONTAL VELCRO STRAP
955-000003-000       037-000-533   DUAL FASTENER
970-000004-000       034-000-022   DOOR TOOL EC-1100

------------------

                     R/N/E  LEGENDS                                   STATUS LEGEND
                     R = 1 = Repairable FRU - Return for warranty     1 Latest Part Number available
                     repair
                     N = 2 = Non-repairable FRU - Return for          2 Newer Part available (See "Equivalent Replacement" field)
                     warranty replacement
                     E = 3 = Expendable FRU - Do not return           3 Part of higher assembly (See "Equivalent Replacement"
                         4 = Only available in RMA                      field)



ED-1032

                                                                          EMC  EMERG        R
                                                                        SPARE  SPARE        N       REPAIR             EQUIVALENT
MCDATA P/N           EMC P/N       DESCRIPTION                          PRICE  PRICE        E        PRICE   STATUS   REPLACEMENT
==========           =======       ===========                          =====  =====        =       ======   ======   ===========
001-001304-000                     FILLER CTP                           [*]    [*]         [*]      [*]        [*]        [*]
001-001305-000                     FILLER MPC
001-001306-000                     FILLER GPM
001-001307-000                     FILLER CMM
002-001021-000                     FRONT COVER PLATE ASSEMBLY

002-001022-000                     REAR DOOR ASSEMBLY
002-002118-000                     (I)BACKPLANE ASSEMBLY
002-002118-100       201-602-900   BACKPLANE ASSEMBLY
002-002119-000 to 100              (I)FAN MODULE ASSEMBLY
002-002119-200       100-601-005   FAN MODULE ASSEMBLY

002-002120-000                     (I)CONTROL PANEL ASSEMBLY
002-002120-100       100-601-006   CONTROL PANEL ASSEMBLY
002-002121-000                     (I)SWITCH ASSEMBLY
002-002121-100       021-000-001   SWITCH ASSEMBLY
002-002122-000       100-601-007   FILTER MODULE ASSEMBLY

002-002165-001                     TOP COVER
002-002166-001                     DOOR, FRONT
002-002167-001                     SIDE PANEL
210-000743-000       100-603-001   RACK MOUNT KIT EC-1000
210-000793-000       100-605-006   RACK MOUNT KIT EC-1100

250-000223-000       038-001-605   AC HARNESS ASSEMBLY
470-000378-200 to 402              (I)MESSAGE PATH CONTROL BOARD
470-000378-403       201-603-900   MESSAGE PATH CONTROL BOARD
470-000379-100 to 152              (I)CMM BOARD
470-000379-200       201-610-900   CMM BOARD

470-000381-400 to 404              (I)SW 1X9 G-PORT BOARD
470-000396-201 to 204              (I)SW 1X9 G-PORT BOARD
470-000396-501       201-600-900   SW 1X9 G-PORT BOARD
470-000396-521       201-611-901   COMBO PORT BOARD
470-000397-300                     (I)CONTROL PANEL EXTENDER

470-000397-301       201-605-900   CONTROL PANEL EXTENDER
470-000399-300 to 701              (I)CTP BOARD
470-000399-702       201-609-902   CTP BOARD
721-000036-000 to 002              (I)POWER SUPPLY
721-000036-003       071-000-138   POWER SUPPLY

803-000033-002       038-001-606   CABLE, FIBRE 50/125uM 2M
803-000045-001                     PLUG, LOOPBACK, LONG WAVE
803-000045-002       017-000-001   PLUG, LOOPBACK, SHORT WAVE
803-000048-002                     CABLE, FIBRE 9/125uM 2M
806-000001-000                     POWER CORD 3.0M - USA
806-000004-001                     POWER CORD - BRIT
806-000005-001                     POWER CORD - EURO
806-000006-001                     POWER CORD - AUST
806-000008-000                     (I)POWER CORD - USA
806-000027-000                     POWER CORD - IT/CHILE/LIBYA/ETH

806-000029-000                     POWER CORD - ISRAEL
806-000030-000                     POWER CORD 15 AMP
806-000033-000                     POWER CORD - DENMARK
806-000034-000                     POWER CORD - AFRICA/BURMA/BANGL
806-000037-000                     POWER CORD - SWITZERLAND/LIECHT


ED-1032

                                                                          EMC  EMERG        R
                                                                        SPARE  SPARE        N        REPAIR             EQUIVALENT
MCDATA P/N           EMC P/N       DESCRIPTION                          PRICE  PRICE        E         PRICE   STATUS   REPLACEMENT
==========           =======       ===========                          =====  =====        =        ======   ======   ============
806-000038-000                     POWER CORD 1.8M - USA                [*]    [*]         [*]       [*]        [*]        [*]
806-000040-000                     POWER CORD 1.8M TWIST LOCK - USA
806-000042-000                     POWER CORD 2.8M TWIST LOCK - USA
806-000043-000                     POWER CORD - JAPAN
970-000002-002       034-000-029   TORQUE TOOL
970-000003-000       037-000-437   3/16" BALL DRIVER BIT



                     R/N/E  LEGENDS:                                  STATUS LEGEND
                     R = 1 = Repairable FRU - Return for warranty     1 Latest Part Number available
                     repair
                     N = 2 = Non-repairable FRU - Return for          2 Newer Part available (See "Equivalent Replacement" field)
                     warranty replacement
                     E = 3 = Expendable FRU - Do not return           3 Part of higher assembly (See "Equivalent Replacement" field)
                         4 = Only available in RMA


------------------

[*]All column information redacted


DS-16M AND DS-32M EMC SPARES/REPAIR


                                                                        EMC      EXPDT   EMERG  R
                                                                       SPARE     SPARE   SPARE  N    REPAIR            EQUIVALENT
MCDATA P/N               EMC P/N    DESCRIPTION                        PRICE     PRICE   PRICE  E     PRICE STATUS    REPLACEMENT
----------------------------------------------------------------------------------------------------------------------------------


002-002260-000            118031917 1u Fan Module                       [*]      [*]     [*]   [*]    [*]     [*]        [*]
002-002274-200            118031915 Power Supply Assembly
002-002298-000            118031916 DS-32 60MM Center Fan
002-002323-000            118031901 DS-16M Base Unit with Optics
002-002324-001            118031905 DS-32M Base Unit with Optics

210-000857-000                 3027 Connectrix Rack Mount Kit
210-000878-000            118031918 DS-16M Bezel Kit
210-000879-000            118031984 DS-32M Bezel Kit
801-000039-000                      Cable, Null Modem, DB9F/DB9F, 10'
803-000054-386            118031907 Short Wave Optic Module DS-32M

803-000054-388                  301 Short Wave Optic Module DS-16M
803-000056-313            118031908 Long Wave Optic Module
803-000057-000                 1148 Loopback Plug, LC, MM (50/125)
803-000057-001                 1149 Loopback Plug, LC, SM (9/125)
                                    Blue
806-000054-000            118031956 (I) Standalone North American
                                    Power Cord, 3M, 10A

806-000056-000                 1058 Standalone North American Power
                                    Cord, 3M, 10A
806-000055-000            118031955 Connectrix Power Cord, 1.52M,
                                    Right Angle


R/N/E                    R/N/E                                                 STATUS LEGENDS
                         LEGENDS
R=1                      Repairable FRU - Return for warranty repair           1 Latest Part
                                                                               Number available



N=2                      Non-repairable FRU - Return for warranty              2 Newer Part available (See
                         replacement                                           "Equivalent Replacement" field)
E=3                      Expendable FRU - Do not return                        3 Part of higher assembly (See
                                                                               "Equivalent Replacement" field)

------------------

                             [*]All column information redacted

R/N/E  LEGENDS:                                                                STATUS LEGENDS:
R = 1 = Repairable FRU - Return for warranty repair                            1 - Latest Part Number Available
N = 2 = Non-repairable FRU - Return for warranty replacement                   2 - Newer Part Available
E = 3 = Expendable FRU - Do not return for warranty repair or replacement      See "Equivalent Replacement" Field
4 = Only available in RMA                                                      3 - Part of Higher Assembly
                                                                               See "Equivalent Replacement" Field
                                                                               4 - No Charge if returned within 120 days
                                                                                   of shipment







                                                        END       EXPDT   EMERG    R
                                                        USER      SPARE   SPARE    N    REPAIR             EQUIVALENT
McDATA P/N         EMC P/N       DESCRIPTION            PRICE     PRICE   PRICE    E    PRICE    STATUS   REPLACEMENT

002-002212-110     100-620-003   AC Power Distribution    [*]      [*]     [*]    [*]   [*]       [*]              [*]
                                 Assy
002-002216-000     100-620-001   Fan Module
002-002230-000     6015          Filler FPM
002-002231-000                   Filler CTP
002-002236-000     201-621-900   Backplane Assembly
002-002250-100                   Cable Organzier Tray
002-002259-100     100-620-002   S-Bar Assembly
002-002269-100     042-002-325   Front Bezel
002-002317-000     034-000-039   Torque Driver with Bit
210-000844-000                   Color Pack,FUJI,EMC
210-000865-000     6025          Shelf Rack Mount
470-000410-386     201-620-900   CTP Card
470-000439-055     201-622-900   Port Card with Optics
721-000042-001     100-620-007   Power Supply
803-000054-385                   SFF Short Wave Optic
                                 Module
803-000056-313        11831908   Long Wave Optic Module


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                                 [*]All column information redacted





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